UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2006

FOSSIL, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2280 N. Greenville Avenue
Richardson, Texas		75082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On May 24, 2006, the Board of Directors (the “Board”) of Fossil, Inc. (the “Company”) approved the Sixth Amendment (the “Sixth Amendment”) to the 2004 Long-Term Incentive Plan of Fossil, Inc. (the “Plan”), to be effective as of February 17, 2006. The Sixth Amendment: (i) provides for a notification procedure for awards under the Plan and (ii) adds to the Plan a definition of a “Change in Control” of the Company.

The Sixth Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

10.1(1)             Sixth Amendment to the 2004 Long-Term Incentive Plan of Fossil, Inc.

(1) Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:             May 30, 2006

FOSSIL, INC.

By:	/s/ Mike L. Kovar
Mike L. Kovar
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1(1)	Sixth Amendment to the 2004 Long-Term Incentive Plan of Fossil, Inc.

(1) Management contract or compensatory plan or arrangement.